UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2026

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On August 10, 2026, Amneal Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition (the “Transaction”) of the issued and outstanding membership interests of  Kashiv BioSciences, LLC (“Kashiv”) pursuant to the Membership Interest Purchase Agreement, dated as of April 21, 2026.

This Amendment No. 1 on Form 8-K/A amends and supplements the Original Report to include the historical financial statements of Kashiv and the pro forma financial information required by Item 9.01 of Form 8-K, as well as the related auditor consent, and should be read in conjunction with the Original Report.

The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Kashiv would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Transaction.

Except as described above, this Amendment No. 1 does not amend, update or otherwise modify any information contained in the Original Report and does not reflect events that occurred after the filing date of the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of Kashiv and its subsidiaries as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive loss, changes in members’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2025, and the related notes, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of Kashiv and its subsidiaries as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025, together with the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the Transaction, consisting of an unaudited pro forma condensed combined balance sheet as of June 30, 2026, unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025, and the related notes thereto, is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP - Kashiv BioSciences, LLC

99.1	Audited Consolidated Financial Statements of Kashiv BioSciences, LLC and subsidiaries as of and for the years ended December 31, 2025 and 2024.

99.2	Unaudited Consolidated Financial Statements of Kashiv BioSciences, LLC and subsidiaries as of June 30, 2026 and for the three and six months ended June 30, 2026.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Amneal Pharmaceuticals, Inc. as of June 30, 2026, for the six months ended June 30, 2026, and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)